EXHIBIT 21
FIRST INDUSTRIAL REALTY TRUST, INC.
SUBSIDIARIES OF THE REGISTRANT

Name	State of Incorporation Formation
431 Railroad Avenue General Partner, LP	Delaware
431 Railroad Avenue Property Holding, LP	Delaware
431 Railroad Avenue Second, LLC	Delaware
431 Railroad Avenue, LLC	Delaware
9345 PGH, LLC	Delaware
FI Development Services Corporation	Maryland
FI Development Services, L.P.	Delaware
FI New Jersey Exchange LLC	Delaware
FIFP Conyers, LLC	Delaware
FIP MM Aurora, LLC	Delaware
First Industrial - EU, Inc.	Maryland
First Industrial Acquisitions II, LLC	Delaware
First Industrial Acquisitions, Inc.	Maryland
First Industrial Development Services Tampa, LLC	Delaware
First Industrial Finance Corporation	Maryland
First Industrial Financing Partnership, L.P.	Delaware
First Industrial Florida Finance Corporation	Maryland
First Industrial Harrisburg Corporation	Maryland
First Industrial Harrisburg L.P.	Delaware
First Industrial Indianapolis Corporation	Maryland
First Industrial Indianapolis, L.P.	Delaware
First Industrial Investment II, LLC	Delaware
First Industrial Investment Properties, Inc.	Maryland
First Industrial Management Services (Denver), LLC	Delaware
First Industrial Mortgage Corporation	Maryland
First Industrial Mortgage Partnership, L.P.	Delaware
First Industrial Net Lease 12 JV, LLC	Delaware
First Industrial NLF 12 JV, LLC	Delaware
First Industrial Pennsylvania Corporation	Maryland
First Industrial Pennsylvania, L.P.	Delaware
First Industrial Realty Trust, Inc.	Maryland
First Industrial Securities Corporation	Maryland
First Industrial Securities, L.P.	Delaware
First Industrial Texas LP	Delaware
First Industrial, L.P.	Delaware
First Park 94, LLC	Delaware
FP Fairburn, LLC	Delaware
FR 17825 Indian Street, LLC	Delaware
FR 200 Cascade, LLC	Delaware
FR 30311 Emerald Valley Parkway, LLC	Delaware
FR 30333 Emerald Valley Parkway, LLC	Delaware
FR 750 Gateway, LLC	Delaware
FR 78th Street General Partner, LP	Delaware
FR 78th Street Property Holding, LP	Delaware

FR 78th Street Second, LLC	Delaware
FR 78th Street, LLC	Delaware
FR 7900 Cochran Road, LLC	Delaware
FR 7905 Cochran Road, LLC	Delaware
FR 8751 Skinner, LLC	Delaware
FR ABC, LLC	Delaware
FR Aberdeen, LLC	Delaware
FR Aldrin Drive, LLC	Delaware
FR AZ/TX, LLC	Delaware
FR Bergen, LLC	Delaware
FR Berkeley, LLC	Delaware
FR Boone, LLC	Delaware
FR Boulevard General Partner, LP	Delaware
FR Boulevard Property Holding, LP	Delaware
FR Boulevard Second, LLC	Delaware
FR Boulevard, LLC	Delaware
FR Bristol General Partner, LP	Delaware
FR Bristol Property Holding, LP	Delaware
FR Bristol Second, LLC	Delaware
FR Bristol, LLC	Delaware
FR Brokerage Services, Inc.	Maryland
FR Carter Street, LLC	Delaware
FR Clifton General Partner, LP	Delaware
FR Clifton Property Holding, LP	Delaware
FR Clifton Second, LLC	Delaware
FR Clifton, LLC	Delaware
FR Clubhouse LN II LLC	Delaware
FR CO/Tex Cuna, LLC	Delaware
FR Collins Industrial, LLC	Delaware
FR Commerce Center, LLC	Delaware
FR Crossroads I, LLC	Delaware
FR Cumberland General Partner, LP	Delaware
FR Cumberland Property Holding, LP	Delaware
FR Cumberland Second, LLC	Delaware
FR Cumberland, LLC	Delaware
FR Dallas Houston, LLC	Delaware
FR Dessau Road, LLC	Delaware
FR Development Manager NLF, LLC	Delaware
FR Development Property Manager NLF, LLC	Delaware
FR E1 General Partner, LP	Delaware
FR E1 Property Holding, LP	Delaware
FR E1 Second, LLC	Delaware
FR E1, LLC	Delaware
FR E2 General Partner, LP	Delaware
FR E2 Property Holding, LP	Delaware
FR E2 Second, LLC	Delaware
FR E2, LLC	Delaware
FR E3 General Partner, LP	Delaware
FR E3 Property Holding, LP	Delaware
FR E3 Second, LLC	Delaware

FR E3, LLC	Delaware
FR Executive, LLC	Delaware
FR Feehanville, LLC	Delaware
FR First Avenue General Partner, LP	Delaware
FR First Avenue Property Holding, LP	Delaware
FR First Avenue Second, LLC	Delaware
FR First Avenue, LLC	Delaware
FR Frederick, LLC	Delaware
FR Gateway Commerce Center, LLC	Delaware
FR Georgia, LLC	Delaware
FR Gilroy LLC	Delaware
FR Guasti Road, LLC	Delaware
FR Hagerstown, LLC	Delaware
FR Hunt Valley II LLC	Delaware
FR Hunt Valley LLC	Delaware
FR Investment Properties, LLC	Delaware
FR Jessup General Partner, LP	Delaware
FR Jessup Property Holding, LP	Delaware
FR Jessup Second, LLC	Delaware
FR Jessup, LLC	Delaware
FR JH 10 MM, LLC	Delaware
FR JH 10, LLC	Delaware
FR JH 12 MM, LLC	Delaware
FR JH 12, LLC	Delaware
FR Leo Lane General Partner, LP	Delaware
FR Leo Lane Property Holding, LP	Delaware
FR Leo Lane Second, LLC	Delaware
FR Leo Lane, LLC	Delaware
FR Loveton LLC	Delaware
FR Main Street, LLC	Delaware
FR Manchester General Partner, LP	Delaware
FR Manchester Property Holding, LP	Delaware
FR Manchester Second, LLC	Delaware
FR Manchester, LLC	Delaware
FR Massachusetts 7, LLC	Delaware
FR McCormick Road II LLC	Delaware
FR McFadden General Partner, LP	Delaware
FR McFadden Property Holding, LP	Delaware
FR McFadden Second, LLC	Delaware
FR MD Land I LLC	Delaware
FR Menomonee Falls, LLC	Delaware
FR Museum Road General Partner, LP	Delaware
FR Museum Road Property Holding, LP	Delaware
FR Museum Road Second, LLC	Delaware
FR Museum Road, LLC	Delaware
FR National Life Harrisburg, LLC	Delaware
FR National Life, LLC	Delaware
FR Northwest L Street, LLC	Delaware
FR Old Post Road, LLC	Delaware
FR Option Property Holding LP	Delaware

FR Orlando, LLC	Delaware
FR Park Plaza, LLC	Delaware
FR Peebles Drive, LLC	Delaware
FR Pennsauken Airport Central, LLC	Delaware
FR Pepper Road LLC	Delaware
FR Pinson Valley, LLC	Delaware
FR Rancho Conejo, LLC	Delaware
FR Randolph Drive, LLC	Virginia
FR Red Lion General Partner, LP	Delaware
FR Red Lion Property Holding, LP	Delaware
FR Red Lion Second, LLC	Delaware
FR Relizon, LLC	Delaware
FR Roswell, LLC	Delaware
FR Sears Drive, LLC	Michigan
FR Southgate Washington, LLC	Delaware
FR Summit, LLC	Virginia
FR Texas GP, LLC	Delaware
FR Texas LP, LLC	Delaware
FR Washington Street, LLC	Delaware
FR Welsh Bindery, LLC	Delaware
FR Woodridge Land, LLC	Delaware
FR Woodridge LLC	Delaware
FR York General Partner, LP	Delaware
FR York Property Holding, LP	Delaware
FR York Second, LLC	Delaware
FR York, LLC	Delaware
Fraser Aurora, LLC	Delaware
FRI East Sam Houston Parkway, LLC	Delaware
FR-Kenosha, LLC	Delaware
FRV CO, LLC	Delaware
FRV IN, LLC	Delaware
HQ Lemont, LLC	Delaware
Lavergne Lemont, LLC	Delaware
LPF 10100 Kenosha, LLC	Delaware
Pewaukee Maple Grove, LLC	Delaware
Princeton Glendale, LLC	Delaware
Sigman Conyers, LLC	Delaware
TK-SV, Ltd.	Florida